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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                               -------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                                        13-5160382
(State of incorporation                                                         (I.R.S. employer
if not a U.S. national bank)                                                    identification no.)

48 Wall Street, New York, N.Y.                                                  10286
(Address of principal executive offices)                                        (Zip code)


                               -------------------


                             BENEFICIAL CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                                        51-0003820
(State or other jurisdiction of                                                 (I.R.S. employer
incorporation or organization)                                                  identification no.)

One Christina Centre
301 North Walnut Street
Wilmington, Delaware                                                            19801
(Address of principal executive offices)                                        (Zip code)

                               -------------------

                                 Debt Securities
                       (Title of the indenture securities)


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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

----------------------------------------------------------------------------------------------
                  Name                                                     Address
----------------------------------------------------------------------------------------------
        Superintendent of Banks of the State of                         2 Rector Street, New York,
        New York                                                        N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                                33 Liberty Plaza, New York,
                                                                        N.Y.  10045

        Federal Deposit Insurance Corporation                           Washington, D.C.  20429

        New York Clearing House Association                             New York, New York   10005

         (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2. AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16. LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)



                                       -2-

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        6.     The consent of the Trustee required by Section 321(b) of the Act.
               (Exhibit 6 to Form T-1 filed with Registration
               Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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




                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of July, 1997.


                                      THE BANK OF NEW YORK



                                      By:  /S/ MARY LAGUMINA
                                         ------------------------------------
                                           Name:  Mary LaGumina
                                           Title: Assistant Vice President



                                      -4-


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
                                                                       EXHIBIT 7

  Consolidated Report Of Condition of
         THE BANK OF NEW YORK
 of 48 Wall Street New York, NY 10206

And Foreign and Domiestic Subsidiaries a member of the Federal Reserve System at the close of business September 30, 1996 published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                   Dollar Amounts
ASSETS                             in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
     currency and coin...............$ 4,404,522
  Interest-bearing balances..........    732,833
Securities:
  Held-to-maturity securities........    789,833
  Available-for-sale securities......  2,005,509
Federal funds sold in domestic of-
  fices of the bank:
  Federal funds sold.................  3,364,836
Loans and lease financing receivables:
  Loans and leases, net of unearned
     income................28,728,602
  LESS Allowance for loan and lease
     losses...................584,525
  LESS Allocated transfer risk
     reserve......................429
  Loans and leases, net of unearned
     income, allowance, and reserve   28,143,648
Assets held in trading accounts......  1,004,242
Premises and fixed assets (including
  capitalized leases)................    605,668
Other real estate owned..............     41,238
Investments in unconsolidated sub-
sidiaries and associated companies...    205,031
Customer's liability to this bank on
  acceptances outstanding............    919,154
Intangible assets....................    490,524
Other assets.........................  1,305,839
                                     -----------
Total assets.........................$44,043,010
                                     -----------
                                     -----------

LIABILITIES

Deposits
  In domestic offices................$20,441,318
  Noninterest-bearing.....8,158,472
  Intersest-bearing......12,232,846
  In foreign offices Edge and
  Agreement subsidiaries and IBFs     11,710,903
  Noninterest-bearing........46,182
  Interest-bearing.......11,664,721
Federal funds purchased in domes-
  tic offices of the bank
  Federal funds purchased............  1,565,288
Demand notes issued to the US
  Treasury...........................    293,186
Trading liabilities..................    826,856
Other borrowed money
  With original maturity of one year
     or less.........................  2,103,443
  With original maturity of more than
     one year........................     20,766
Bank's liability on acceptances exe-
  cuted and outstanding..............    951,116
Subordinated notes and debentures....  1,020,400
Other liabilities....................  1,522,884
                                     -----------
Total liabilities.................... 40,456,160
                                     -----------

EQUITY CAPITAL
Common Stock.........................    942,284
Surplus..............................    525,666
Undivided profits and capital
  reserves...........................  2,129,376
Net unrealized holding gains
  (losses) on available-for-sale se-
  curities...........................     (2,073)
Cumulative foreign currency transla-
  tion adjustments...................     (8,403)
                                     -----------
Total equity capital.................  3,586,850
                                     -----------
Total liabilities and equity capital.$44,043,010
                                     -----------
                                     -----------

I. Robert E. Keifman, Senior Vice
President and Comptroller of the above-
named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                              Robert E. Keifman
We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal
Reserve System and is true and correct.

     J. Carter Bacot     |
     Thomas A. Renyi     |  Directors
     Alan R. Griffith    |
-------------------------------------------------



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